EXHIBIT 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Telestone Technologies Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities Exchange Commission on the date hereof (the Report), I, Hong Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 13, 2009

By:	/s/ Hong Li
Name:	Hong Li
Title:	Chief Financial Officer (Principal Financial Officer)